Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

(LBAY)	Leatherback Long/Short Alternative Yield ETF

Listed on NYSE Arca, Inc.

October 30, 2025

Supplement to the Summary Prospectus,

Prospectus and Statement of Additional Information (“SAI”),

each dated December 20, 2024,

as previously supplemented

Important Notice Regarding Adoption of Investment Policy

The purpose of this supplement is to provide notice of the adoption of an 80% investment policy (the “80% policy”) for the Leatherback Long/Short Alternative Yield ETF (the “Fund”), a series of Tidal Trust I (the “Trust”). The Board of Trustees (the “Board”) of the Trust has approved the adoption of the 80% policy to ensure the Fund complies with amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended. The 80% policy, as set forth herein, will not result in any change in how the Fund is currently managed. The new 80% policy is consistent with the Fund’s current investment objective and will be disclosed in the Fund’s “Principal Investment Strategies” section of the Prospectus. The 80% policy has also been approved by the Board as an additional non-fundamental investment restriction and will be disclosed in the Fund’s SAI. The Fund’s 80% policy is anticipated to take effect on or about December 29, 2025.

The Fund’s new 80% policy will be as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income producing securities that are an alternative to traditional debt instruments (“Alternative Yield Investments”). Alternative Yield Investments are investments, other than traditional debt instruments (e.g., bonds), that generate interest and dividend income.

Please retain this Supplement for future reference.